UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2004

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 30, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC9)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-105805-08 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant's telephone number, including area code 212-834-9280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC9, which was made on December 13, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on December 13, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 16, 2004
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Administrator:
Michelle Duffy 312.904.7475
michelle.duffy@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Page 2-4

Page 12-16

Specially Serviced (Part II) - Servicer Comments
Historical REO Report
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail
Appraisal Reduction Detail
Defeased Loans

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JP4CIBC9
JP4CIBC9_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jun-04
12-Jul-04
12-Jun-41
Rating Information
Page 25-26
Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Chase Bank
Master Servicer: GMAC Commercial Mortgage Corporation
Special Servicer: ArCap Servicing, Inc.
Rating Agency: Standard & Poor's/Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com
www.etrustee.net

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.517357%
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
112
UPPER-TIER REMIC
Statement Date:
ABN AMRO Acct: 721903.1
946.026711857
12.545273679
0.000000000
933.481438178
2.739535739
Fixed
0.00
0.00
0.000000000
3.47500000%
0.000000000
46625M6T1
A-1
64,985,000.00
61,477,545.87
815,254.61
0.00
60,662,291.26
178,028.73
1000.000000000
0.000000000
0.000000000
1000.000000000
4.256666644
Fixed
0.00
0.00
0.000000000
5.10800000%
0.000000000
46625M6U8
A-2
145,991,000.00
145,991,000.00
0.00
0.00
145,991,000.00
621,435.02
1000.000000000
0.000000000
0.000000000
1000.000000000
4.291676388
5.149809806%
0.00
0.00
0.000000000
5.15001167%
0.000000000
46625M6V6
A-3
103,723,000.00
103,723,000.00
0.00
0.00
103,723,000.00
445,145.55
1000.000000000
0.000000000
0.000000000
1000.000000000
4.485009734
5.381809806%
0.00
0.00
0.000000000
5.38201167%
0.000000000
46625M6W4
A-4
466,392,000.00
466,392,000.00
0.00
0.00
466,392,000.00
2,091,772.66
996.047534255
0.906910911
0.000000000
995.140623344
4.344437008
5.233809806%
0.00
0.00
0.000000000
5.23401167%
0.000000000
46625M7C7/U48138SC3/46625M7Q6
A-1A
167,933,000.00
167,269,250.57
152,300.27
0.00
167,116,950.30
729,574.34
996.214588157
0.000000000
0.000000000
995.336521755
0.221130826
0.265043890%
0.00
0.00
0.000000000
0.26636529%
0.000000000
N
46625M7B9/U48138SB5/46625M7P8
X
1,101,915,388.00
1,097,744,184.44
0.00
0.00
1,096,776,629.56
243,667.46
1000.000000000
0.000000000
0.000000000
1000.000000000
4.550009801
5.459809806%
0.00
0.00
0.000000000
5.46001167%
0.000000000
46625M6X2
B
27,548,000.00
27,548,000.00
0.00
0.00
27,548,000.00
125,343.67
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560842892
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M6Y0
C
13,774,000.00
13,774,000.00
0.00
0.00
13,774,000.00
62,821.05
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560843134
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M6Z7
D
20,661,000.00
20,661,000.00
0.00
0.00
20,661,000.00
94,231.58
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560843089
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7A1
E
11,019,000.00
11,019,000.00
0.00
0.00
11,019,000.00
50,255.93
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560842849
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7D5/U48138SD1/46625M7R4
F
15,151,000.00
15,151,000.00
0.00
0.00
15,151,000.00
69,101.33
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560843186
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7E3/U48138SE9/46625M7S2
G
9,642,000.00
9,642,000.00
0.00
0.00
9,642,000.00
43,975.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560843293
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7F0/U48138SF6/46625M7T0
H
17,906,000.00
17,906,000.00
0.00
0.00
17,906,000.00
81,666.46
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560842105
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7G8/U48138SG4/46625M7U7
J
2,755,000.00
2,755,000.00
0.00
0.00
2,755,000.00
12,565.12
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560842207
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7H6/U48138SH2/46625M7V5
K
4,132,000.00
4,132,000.00
0.00
0.00
4,132,000.00
18,845.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560843920
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7J2/U48138SJ8/46625M7W3
L
5,510,000.00
5,510,000.00
0.00
0.00
5,510,000.00
25,130.25
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.517357%
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
112
UPPER-TIER REMIC
Statement Date:
ABN AMRO Acct: 721903.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560842258
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7K9/U48138SK5/46625M7X1
M
5,509,000.00
5,509,000.00
0.00
0.00
5,509,000.00
25,125.68
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560842105
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7L7/U48138SL3/46625M7Y9
N
2,755,000.00
2,755,000.00
0.00
0.00
2,755,000.00
12,565.12
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560842105
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7M5/U48138SM1/46625M7Z6
P
2,755,000.00
2,755,000.00
0.00
0.00
2,755,000.00
12,565.12
1000.000000000
0.000000000
0.000000000
1000.000000000
4.560842921
5.472809806%
0.00
0.00
0.000000000
5.47301167%
0.000000000
46625M7N3/U48138SN9/46625M8A0
NR
13,774,388.00
13,774,388.00
0.00
0.00
13,774,388.00
62,822.82
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ977
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,101,915,388.00
1,097,744,184.44
5,974,193.82
Total
1,096,776,629.56
967,554.88
0.00
5,006,638.94
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.517357%
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
112
Grantor Trust
Statement Date:
ABN AMRO Acct: 721903.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625M7N3/U48138SN9/46625M8A0
NR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,880,271.63
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,046,071.02
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
5,008,560.00
)
(1,921.05
0.00
0.00
0.00
)
(1,921.05
941,764.74
25,790.14
967,554.88
0.00
0.00
0.00
0.00
0.00
0.00
967,554.88
5,976,114.88
5,974,193.82
1,097,744,184.59
98
967,554.88
0.00
0
0.00
0.00
0
0.00
0
1,096,776,629.71
98
104,999.41
524,755.68
25,790.14
165,799.38
25,790.14
165,799.38
37,511.02
0.00
0.00
1,134.38
38,645.40
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(37,511.02
5,006,638.94
Interest Not Advanced (
Current Period
)
0.00
165,799.38
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(524,755.68
)
(104,999.41
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
178,028.73
178,028.73
178,028.73
0.00
13.88%
13.94%
30/360
3.475000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
621,435.02
621,435.02
621,435.02
0.00
13.88%
13.94%
30/360
5.108000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
445,145.55
445,145.55
445,145.55
0.00
13.88%
13.94%
30/360
5.150011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,091,772.66
2,091,772.66
2,091,772.66
0.00
13.88%
13.94%
30/360
5.382011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
729,574.34
729,574.34
729,574.34
0.00
13.88%
13.94%
30/360
5.234011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X
30
243,667.46
243,667.46
243,667.46
0.00
NA
NA
30/360
0.266365291%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
125,343.67
125,343.67
125,343.67
0.00
11.38%
11.43%
30/360
5.460011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
62,821.05
62,821.05
62,821.05
0.00
10.13%
10.17%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
94,231.58
94,231.58
94,231.58
0.00
8.25%
8.29%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
50,255.93
50,255.93
50,255.93
0.00
7.25%
7.28%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
69,101.33
69,101.33
69,101.33
0.00
5.88%
5.90%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
43,975.65
43,975.65
43,975.65
0.00
5.00%
5.02%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
81,666.46
81,666.46
81,666.46
0.00
3.38%
3.39%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
12,565.12
12,565.12
12,565.12
0.00
3.13%
3.14%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
18,845.40
18,845.40
18,845.40
0.00
2.75%
2.76%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
25,130.25
25,130.25
25,130.25
0.00
2.25%
2.26%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
25,125.68
25,125.68
25,125.68
0.00
1.75%
1.76%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
12,565.12
12,565.12
12,565.12
0.00
1.50%
1.51%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
12,565.12
12,565.12
12,565.12
0.00
1.25%
1.26%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
62,822.82
62,822.82
62,822.82
0.00
0.00%
0.00%
30/360
5.473011670%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,006,638.94
5,006,638.94
5,006,638.94
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721903.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721903.1
Series 2004-CIBC9
13-Dec-04
98
100.00%
1,096,776,630
99.53%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
112
284
5.52%
5.47%
0
0
0
0
12-Nov-04
98
100.00%
1,097,744,185
99.62%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
113
285
5.70%
5.65%
0
0
0
0
12-Oct-04
98
100.00%
1,098,590,431
99.70%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
114
286
5.52%
5.47%
0
0
0
0
13-Sep-04
98
100.00%
1,099,549,353
99.79%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
115
287
5.70%
5.65%
0
0
0
0
12-Aug-04
98
100.00%
1,100,384,563
99.86%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
116
288
5.70%
5.65%
0
0
0
0
12-Jul-04
98
100.00%
1,101,215,680
99.94%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
117
289
5.52%
5.48%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-04
104,862.17
104,862.17
0.00
A
9
1-Nov-04
25,923.33
25,923.33
0.00
A
42
1-Nov-04
37,595.92
37,595.92
0.00
A
53
1-Nov-04
15,068.68
15,068.68
0.00
A
88
1-Nov-04
8,139.42
8,139.42
0.00
A
94
191,589.52
191,589.52
Total
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
4.19010%
1-May-11
JP4CIBCA
Retail
0.00
142,500,000
497,574

NY
5.50820%
10-Jul-14
JP4CIBCA
Office
0.00
117,000,000
537,050

WA
5.83200%
1-May-14
JP4CIBCA
Office
0.00
66,554,875
394,491

CA
6.15000%
1-Nov-14
JP4CIBCA
Retail
0.00
47,093,428
288,165

PR
5.48000%
1-Mar-14
JP4CIBCA
Retail
0.00
45,176,058
258,340

CA
4.40000%
1-Jun-14
JP4CIBCB
Multifamily
0.00
24,806,235
125,190

MD
7.02000%
1-Jul-14
JP4CIBCA
Industrial
0.00
24,772,628
194,125

VA
5.52000%
1-Apr-14
JP4CIBCA
Office
0.00
23,504,611
134,864

TN
6.36000%
1-Jun-14
JP4CIBCB
Multifamily
0.00
16,838,492
105,424
A

NC
4.67000%
1-Jun-14
JP4CIBCB
Multifamily
0.00
16,500,000
64,213

NV
5.00000%
1-May-14
JP4CIBCB
Multifamily
0.00
15,872,727
85,891

DE
5.61000%
1-Jun-24
JP4CIBCA
Mixed use
0.00
13,807,405
97,176

CA
6.08000%
1-Jun-14
JP4CIBCA
Office
0.00
13,923,773
84,658

PA
5.31000%
1-Apr-14
JP4CIBCB
Multifamily
0.00
13,879,335
77,830

GA
6.79050%
1-Jul-14
JP4CIBCA
Lodging
0.00
13,420,636
93,619

NY
6.72000%
1-Jul-14
JP4CIBCB
Multifamily
0.00
12,830,912
83,283

NY
5.56000%
1-Jul-14
JP4CIBCA
Retail
0.00
12,750,000
59,075

KY
4.62000%
1-Jun-14
JP4CIBCA
Retail
0.00
12,536,409
76,710

MD
5.96000%
1-May-14
JP4CIBCA
Retail
0.00
12,518,664
75,220

AZ
6.04000%
1-Jun-14
JP4CIBCA
Retail
0.00
12,431,331
75,266

TX
6.26000%
1-Jun-14
JP4CIBCA
Retail
0.00
11,439,869
70,882

WA
6.50000%
1-Jun-14
JP4CIBCA
Office
0.00
11,144,565
70,792

KY
4.44000%
1-May-11
JP4CIBCA
Retail
0.00
11,000,000
40,700

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IL
5.93000%
1-Jul-14
JP4CIBCA
Retail
0.00
11,000,000
54,358

NJ
6.28000%
1-Jul-14
JP4CIBCA
Office
0.00
10,654,671
66,091

FL
6.28000%
1-May-14
JP4CIBCA
Retail
0.00
10,417,131
64,732

NY
6.02000%
1-Jun-11
JP4CIBCA
Mixed use
0.00
10,183,495
61,526

NC
5.13000%
1-May-11
JP4CIBCB
Multifamily
0.00
10,056,000
42,989

CA
5.79000%
1-Jun-14
JP4CIBCA
Office
0.00
10,000,000
48,250

MD
5.15000%
1-May-14
JP4CIBCB
Multifamily
0.00
9,922,931
54,603

CO
5.62000%
1-May-24
JP4CIBCA
Retail
0.00
9,845,625
69,468

FL
6.79050%
1-Jul-14
JP4CIBCA
Lodging
0.00
9,740,399
67,946

TX
6.79050%
1-Jul-14
JP4CIBCA
Lodging
0.00
9,559,469
66,684

WA
5.46000%
1-Jul-14
JP4CIBCA
Retail
0.00
9,550,996
54,267

IN
5.75000%
1-Jun-14
JP4CIBCA
Mobile home park
0.00
9,506,505
55,804

NY
5.76000%
1-Jul-14
JP4CIBCA
Retail
0.00
9,000,000
43,200

CT
5.26000%
1-Jun-19
JP4CIBCA
Industrial
0.00
8,941,475
49,754

AZ
5.58000%
1-Jun-14
JP4CIBCA
Retail
0.00
8,563,352
53,471

NC
6.07000%
1-Jun-14
JP4CIBCB
Multifamily
0.00
8,430,613
55,130

TX
6.07000%
1-Jun-14
JP4CIBCA
Office
0.00
8,274,598
50,258

CT
6.34000%
1-May-14
JP4CIBCA
Office
0.00
8,042,142
50,286

TX
4.08000%
1-Jun-09
JP4CIBCB
Multifamily
0.00
7,700,000
26,180
A

TX
5.63000%
1-May-14
JP4CIBCA
Retail
0.00
7,646,500
44,350

LA
6.16000%
1-May-14
JP4CIBCA
Retail
0.00
7,404,051
45,436

LA
6.12000%
1-Jul-14
JP4CIBCA
Office
0.00
7,251,533
47,571

NJ
5.00000%
1-May-14
JP4CIBCA
Industrial
0.00
7,222,091
39,081

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NJ
6.34000%
1-Jul-14
JP4CIBCA
Self storage
0.00
6,871,180
42,889

CA
5.35000%
1-Apr-11
JP4CIBCA
Office
0.00
6,444,447
36,297

CA
6.05000%
1-Jun-14
JP4CIBCA
Retail
0.00
6,131,208
37,161

CT
6.34000%
1-May-14
JP4CIBCA
Office
0.00
6,044,032
37,792

IL
6.03000%
1-May-14
JP4CIBCA
Retail
0.00
6,022,071
39,285

DE
5.36000%
1-Jun-14
JP4CIBCA
Office
0.00
5,961,798
33,542

MI
6.52000%
1-Jun-14
JP4CIBCA
Industrial
0.00
5,937,602
37,794
A

TX
5.21000%
1-Jun-24
JP4CIBCA
Retail
0.00
5,521,794
37,610

OR
5.29000%
1-May-14
JP4CIBCB
Multifamily
0.00
5,500,000
24,246

OK
4.92000%
1-Jun-19
JP4CIBCA
Retail
0.00
5,376,690
43,265

TX
5.77000%
1-Jul-11
JP4CIBCB
Multifamily
0.00
5,468,170
33,281

LA
6.12000%
1-Jul-14
JP4CIBCA
Office
0.00
5,364,147
35,189

GA
5.68000%
1-May-14
JP4CIBCA
Retail
0.00
5,362,892
31,273

DC
5.79000%
1-Jun-14
JP4CIBCA
Retail
0.00
5,200,000
25,090

TX
5.12000%
1-Jun-09
JP4CIBCB
Multifamily
0.00
5,165,181
28,297

OH
5.25000%
1-Jul-14
JP4CIBCA
Retail
0.00
5,011,031
30,262

AZ
5.69000%
1-May-14
JP4CIBCA
Retail
0.00
5,005,442
29,220

NH
6.52000%
1-Jul-14
JP4CIBCA
Retail
0.00
4,770,343
32,470

NJ
5.37000%
1-May-14
JP4CIBCA
Office
0.00
4,679,368
38,890

PA
5.21000%
1-Jun-22
JP4CIBCA
Retail
0.00
4,523,812
32,863

WV
6.85000%
1-Jul-14
JP4CIBCA
Retail
0.00
4,583,023
30,142

TX
5.72000%
1-Apr-14
JP4CIBCA
Retail
0.00
4,464,461
26,175

IL
5.52000%
1-Jun-24
JP4CIBCA
Retail
0.00
4,173,162
29,145

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.00000%
1-May-14
JP4CIBCA
Industrial
0.00
3,968,182
21,473

MN
5.78000%
1-Apr-14
JP4CIBCA
Retail
0.00
3,954,025
25,237

PA
6.02000%
1-Jun-11
JP4CIBCA
Office
0.00
3,878,480
23,433

CA
5.92000%
1-Jul-14
JP4CIBCA
Retail
0.00
3,857,156
23,034

UT
5.36000%
1-Jun-24
JP4CIBCA
Retail
0.00
3,570,377
24,616

IN
5.53000%
1-Jun-14
JP4CIBCA
Retail
0.00
3,369,584
20,940

TX
5.77000%
1-Jul-11
JP4CIBCB
Multifamily
0.00
3,305,758
20,120

CA
4.23000%
1-Jul-09
JP4CIBCA
Industrial
0.00
3,005,013
14,846

TX
6.48000%
1-Sep-14
JP4CIBCA
Retail
0.00
2,992,330
18,923

CA
3.99000%
1-Jun-09
JP4CIBCA
Industrial
0.00
2,826,065
13,590

SC
4.87000%
1-Jun-14
JP4CIBCA
Retail
0.00
2,821,590
16,446

IL
4.72000%
1-Jun-19
JP4CIBCA
Retail
0.00
2,736,131
21,736

AZ
5.90000%
1-Jun-11
JP4CIBCA
Retail
0.00
2,585,267
15,422

TX
5.77000%
1-Jul-11
JP4CIBCB
Multifamily
0.00
2,510,387
15,279

GA
5.45000%
1-May-14
JP4CIBCA
Retail
0.00
2,481,933
14,116

CA
5.78000%
1-Apr-14
JP4CIBCA
Retail
0.00
2,322,990
14,827

TX
5.77000%
1-Jul-11
JP4CIBCB
Multifamily
0.00
2,311,545
14,069

IL
5.52000%
1-Jun-24
JP4CIBCA
Retail
0.00
2,140,842
14,952

NC
7.22000%
1-Jul-14
JP4CIBCA
Retail
0.00
2,088,614
15,138
A

CA
5.59000%
1-May-14
JP4CIBCA
Retail
0.00
2,035,631
11,756

TX
5.77000%
1-Jul-11
JP4CIBCB
Multifamily
0.00
1,715,017
10,438

WV
6.97000%
1-Jul-14
JP4CIBCA
Retail
0.00
1,684,432
13,149

MD
5.15000%
1-Jun-14
JP4CIBCA
Industrial
0.00
1,609,521
9,642

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AK
5.90000%
1-Jun-14
JP4CIBCB
Multifamily
0.00
1,590,934
9,490

WI
5.45000%
1-Jun-14
JP4CIBCB
Multifamily
0.00
1,440,943
8,188
A

AZ
5.85000%
1-Jun-11
JP4CIBCA
Office
0.00
1,388,133
8,892

AK
5.90000%
1-Jun-14
JP4CIBCB
Multifamily
0.00
1,272,747
7,592

CO
5.53000%
1-Jul-09
JP4CIBCA
Self storage
0.00
1,265,618
7,852

AZ
5.20000%
1-Jun-14
JP4CIBCA
Self storage
0.00
1,250,000
5,417

1,096,776,630
6,014,760
0
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721903.1
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Statement Date:
ASER Int
ADV Reduction
Amount
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Defeased Loans
Statement Date:
Disclosure
Control #
09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
LR
9ABSQ976
A-1
46625M6T1
AAA
NR
AAA
A-2
46625M6U8
AAA
NR
AAA
A-3
46625M6V6
AAA
NR
AAA
A-4
46625M6W4
AAA
NR
AAA
A-1A
46625M7C7
AAA
NR
AAA
X
46625M7B9
AAA
NR
AAA
B
46625M6X2
AA
NR
AA
C
46625M6Y0
AA-
NR
AA-
D
46625M6Z7
A
NR
A
E
46625M7A1
A-
NR
A-
F
46625M7D5
BBB+
NR
BBB+
G
46625M7E3
BBB
NR
BBB
H
46625M7F0
BBB-
NR
BBB-
J
46625M7G8
BB+
NR
BB+
K
46625M7H6
BB
NR
BB
L
46625M7J2
BB-
NR
BB-
M
46625M7K9
B+
NR
B+
N
46625M7L7
B
NR
B
P
46625M7M5
B-
NR
B-
NR
46625M7N3
NR
NR
NR
R
9ABSQ977

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
12-Nov-04
12-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-CIBC9
ABN AMRO Acct: 721903.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
NR
46625M7N3
NR
NR
NR

09-Dec-2004 - 08:17 (Q932-Q977) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.